UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 22, 2021

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

1001 Research Park Blvd., Suite 100

Charlottesville, VA 22911

(Address of principal executive offices and zip code)

(434) 422-9800

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	NASDAQ

Warrants	ADILW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 7.01 Regulation FD Disclosure.

On June 22, 2021, Adial Pharmaceuticals, Inc. (the “Company”) issued a press release that announced plans to enter the genetic testing market after the Company received a Notice of Allowance from the U.S. Patent and Trademark Office related to use of the Company’s genetic diagnostic panel in combination with the Company’s lead product, AD04, for the treatment of Alcohol Use Disorder. The patent covered by the Notice of Allowance also pertains to the Company’s use of its genetic diagnostic panel in combination with AD04 for the treatment of Opioid Use Disorder.

A copy of the press release is furnished as Exhibit 99.1 to this Report on Form 8-K. The information contained in the press release is being furnished to the Securities and Exchange Commission (the “Commission”) and shall not be deemed incorporated by reference into any of the Registrant’s registration statements or other filings with the Commission.

The information in this Item 7.01, and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended and shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 – Other Events.

On June 22, 2021, the Company issued a press release that announced plans to enter the genetic testing market after the Company received a Notice of Allowance from the U.S. Patent and Trademark Office related to use of the Company’s genetic diagnostic panel in combination with the Company’s lead product, AD04, for the treatment of Alcohol Use Disorder. The patent covered by the Notice of Allowance also pertains to the Company’s use of its genetic diagnostic panel in combination with AD04 for the treatment of Opioid Use Disorder. Upon issuance of the patent subject to the Notice of Allowance, the Company will hold exclusive rights to eight issued U.S. patents directed to therapeutic methods related to its AD04 platform. As of the date of this Current Report on Form 8-K, the Company has seven issued patents in the United States and seven pending patent applications in the United States. Upon issuance of the patent subject to the Notice of Allowance, the Company will hold exclusive rights to eight issued U.S. patents directed to therapeutic methods related to its AD04 platform.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by Adial Pharmaceuticals, Inc., dated June 22, 2021.

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2021	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ William B. Stilley, III
	Name:	William B. Stilley
	Title:	President and Chief Executive Officer

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